FINANCIAL RISK MANAGEMENT - Summary of Net Asset Exposure (Detail) - BRL (R$) R$ in Thousands	Dec. 31, 2022	Dec. 31, 2021
FINANCIAL RISK MANAGEMENT
Borrowings and financing in foreign currency in Brazil	R$ (5,252,376)	R$ (5,897,015)
Trade accounts receivable in foreign currency in Brazil	521,427	307,433
Trade accounts payable in foreign currencies in Brazil	(15,214)	(37,390)
Fair value of financial derivatives	6,101,350	6,882,499
Net asset exposure	R$ 1,355,187	R$ 1,255,527